Exhibit 10.18

FIRST AMENDMENT TO AMENDED AND RESTATED

MEMBERSHIP INTEREST PLEDGE AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED MEMBERSHIP INTEREST PLEDGE AND SECURITY AGREEMENT (this “Amendment”) is entered into as of February 8, 2012 (the “Amendment Effective Date”), by and among Circle Star Energy Corp., a Nevada corporation formerly named Digital Valleys Corp. (“Circle Star”), and James H. Edsel, Nancy Edsel, and James Edsel, Jr. (collectively, the “Edsels”).  Circle Star and the Edsels are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS:

A.           The Parties entered into a certain Amended and Restated Membership Interest Pledge and Security Agreement dated as of May 31, 2011 (the “Original Agreement”), for the purpose of memorializing certain agreements among the Parties with respect to, among other things, the security interests granted to the Edsels as collateral security for the obligations of Circle Star under a certain Promissory Note dated January 1, 2011 (the “Promissory Note”), in the stated principal amount of $7,500,000, executed by High Plains Oil, LLC, a Nevada limited liability company (“High Plains”), payable to the order of the Edsels, and subsequently assumed by Circle Star pursuant to, among other documents, a certain Assignment and Novation Agreement dated as of May 31, 2011, among Circle Star, the Edsels, High Plains, and JHE Holdings, LLC, a Texas limited liability company.

B.           The Parties wish to amend certain terms of the Original Agreement and are entering into this Amendment for such purpose.

AGREEMENT:

THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained in the Original Agreement and this Amendment, the Parties agree as follows:

1.           Defined Terms.  All terms and expressions defined in the Agreement (i.e. those with their initial letter capitalized) shall have the same respective meanings when used herein unless expressed otherwise.  The term “Agreement” means the Original Agreement, as amended by this Amendment.

2.           No Other Changes.  Except as expressly amended by this Amendment, all of the terms and provisions of the Agreement are and shall be unchanged and shall remain in full force and effect.

3.           Amendments to the Original Agreement.  The Original Agreement is hereby amended, effective on and as of the Amendment Effective Date, to the extent provided in this Section 3.

3.1           Amendment to Section 1.  Section 1 of the Original Agreement is hereby amended in part to delete the defined terms “Vested Assets” and “Vested Assets Assignment” and their respective definitions from such Section.

3.2           Amendment to Section 6.  Section 6 of the Original Agreement is hereby amended and restated in its entirety to delete the text of such Section 6 and replace it with the following:

First Amendment to Amended and Restated Membership Interest Pledge and Security Agreement Page 1

“6.  [Intentionally Omitted]”

3.3           Amendment to Section 8.  Section 8 of the Original Agreement is hereby amended in part to delete all references to “Vested Assets” (including the phrase “except with respect to the Vested Assets”) from such Section.

3.4           Amendment to Section 9.  Section 9 of the Original Agreement is hereby amended and restated in its entirety to delete the text of Section 9 and replace it with the following:

“9.  [Intentionally Omitted]”

3.5           Amendment to Section 12.  Section 12 of the Original Agreement is hereby amended in part to delete all references in Section 12(b) to “Vested Asset Assignment” (including the phrase “subject to the Vested Asset Assignment” from such Section.

4.           Certain Representations and Warranties.  Each Party to this Amendment represents and warrants to each other Party to this Amendment that this Amendment and the Original Agreement, as amended hereby, (a) has been duly authorized by all necessary action of such Party, (b) constitutes the legal and binding obligations of such Party, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors’ rights, and (c) does not conflict with any provision of law to which such Party is subject, to any judgment, order, or license applicable to such Party, or to any agreement or instrument to which such Party is subject.

5.           Governing Law.  THIS AMENDMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF TEXAS WITHOUT REFERENCE TO CHOICE OF LAW PRINCIPLES.

6.           Binding Effect.  This Amendment will be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

[Signature Page Follows]

First Amendment to Amended and Restated Membership Interest Pledge and Security Agreement Page 2

EXECUTED to be effective on and as of the Effective Date, notwithstanding that this Amendment and other documents may be executed and delivered on a later date.

CIRCLE STAR ENERGY CORP. By: Printed Name: Title:	THE EDSELS: JAMES H. EDSEL NANCY EDSEL JAMES EDSEL, JR.

Signature Page to First Amendment to Amended
and Restated Membership Interest Pledge and Security Agreement